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                                                                     Exhibit 1.1

                                  LINKTONE LTD.

       - AMERICAN DEPOSITARY SHARES EACH REPRESENTING TEN ORDINARY SHARES,
                          PAR VALUE US$0.0001 PER SHARE

                             UNDERWRITING AGREEMENT

                                                                   March o, 2004


CREDIT SUISSE FIRST BOSTON LLC,
  As Representative of the Several U.S. Underwriters,
    Eleven Madison Avenue,
      New York, N.Y. 10010-3629

         and

CREDIT SUISSE FIRST BOSTON (HONG KONG) LIMITED,
  As Representative of the Several International Underwriters
   45/F, Two Exchange Square,
      8 Connaught Place,
        Central, Hong Kong


Dear Sirs:

         1. Introductory. Linktone Ltd., a Cayman Islands corporation (the "COMPANY"), proposes to issue and sell and the persons listed in Schedule A hereto (the "SELLING SHAREHOLDERS") propose to sell to the several Underwriters (as defined below) an aggregate of o (the "FIRM ADSs") American Depositary Shares ("ADSs"), each representing ten ordinary shares, par value US$0.0001 per share, of the Company (each an "ORDINARY SHARE"), consisting of o ADSs to be sold by the Company and o ADSs to be sold by the Selling Shareholders. The Company also proposes to issue and sell and the Selling Shareholders propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than o ADSs (the "OPTIONAL ADSs"), consisting of o ADSs to be sold by the Company and o ADSs to be sold by the Selling Shareholders, as set forth below. The Firm ADSs and the Optional ADSs are hereinafter collectively referred to as the "OFFERED SECURITIES," which term, unless otherwise specified, also includes the Ordinary Shares underlying the Firm ADSs and the Optional ADSs.

         It is understood that, on the terms and subject to the conditions hereinafter stated (i) o Firm ADSs (the "U.S. FIRM ADSs") will be sold to the several U.S. Underwriters named in Schedule B hereto (the "U.S. UNDERWRITERS") in connection with the offering and sale of such U.S. Firm ADSs in the United States and Canada to United States and Canadian Persons (as such terms are defined below) (the "U.S. OFFERING") and (ii) o Firm ADSs (the "INTERNATIONAL FIRM ADSs") will be sold to the several International Underwriters named in Schedule C hereto (the "INTERNATIONAL UNDERWRITERS") in connection with the offering and sale of such International Firm ADSs outside the United States and Canada, [including to professional and institutional investors in Hong Kong and to certain corporate investors outside the United States and Canada] (the "INTERNATIONAL OFFERING"). Credit Suisse First Boston LLC shall act as representative (the "U.S. REPRESENTATIVE") of the several U.S. Underwriters; Credit Suisse First Boston (Hong Kong) Limited shall act as representative (the "INTERNATIONAL REPRESENTATIVE") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "UNDERWRITERS." The U.S. Representative and the International Representative are hereinafter

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collectively referred to as the "REPRESENTATIVES." As used herein, (A) "UNITED
STATES OR CANADIAN PERSON" shall mean any national or resident of the United States or Canada, or any corporation, pension, profit-sharing or other trust or other entity organized under the laws of the United States or Canada or of any political subdivision thereof (other than a branch located outside the United States and Canada of any United States or Canadian Person), and shall include any United States or Canadian branch of a person who is otherwise not a United States or Canadian Person, (B) "UNITED STATES" shall mean the United States of America, its territories, its possessions and all areas subject to its jurisdiction, and (C) "CANADA" shall mean Canada, its provinces, its territories and all areas subject to its jurisdiction.

         As part of the offering contemplated by this Agreement, Credit Suisse First Boston LLC (the "DESIGNATED UNDERWRITER") has agreed to reserve out of the
Firm ADSs purchased by it under this Agreement, up to   o   shares, for sale to
the Company's directors, officers, employees and other parties associated with the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The Firm ADSs to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "DIRECTED ADSs") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed ADSs not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

         The Ordinary Shares to be represented by the Offered Securities will be evidenced by American Depositary Receipts (the "ADRs") to be issued pursuant to the Deposit Agreement dated as of March o , 2004 (the "DEPOSIT AGREEMENT") among the Company, The Bank of New York, as depositary (the "DEPOSITARY"), and the holders from time to time of the ADRs.

         The Company and the Selling Shareholders hereby agree with the Underwriters as follows:

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (a) A registration statement on Form F-1 (No. 333- o ), including a form of prospectus, relating to the registration of certain of the Ordinary Shares and the offering thereof in the form of the Offered Securities, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (i) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (i) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to certain of the Ordinary Shares may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and such Ordinary Shares and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement, the ADS Registration Statement (as defined below) and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and, upon such filing and the effectiveness of the ADS Registration Statement, such Ordinary Shares and the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement, the ADS Registration Statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means
         (i) if the Company has advised the Representative that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent


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         post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representative that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representative that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to certain of the Ordinary Shares and the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations thereunder and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations thereunder, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations thereunder, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written


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         information furnished to the Company by any Underwriter through the
         Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in
         Section 8(c) hereof.

                  (c) A registration statement on Form F-6 (No. 333- o ) relating to the ADSs has been filed with the Commission (such registration statement, including all exhibits thereto, as amended at the time such registration statement becomes effective, being hereinafter called the "ADS REGISTRATION STATEMENT"); the ADS Registration Statement as of its effective date, complied or will comply, and each amendment or supplement thereto, when it is filed with the Commission or becomes effective, as the case may be, will comply, in all material respects, with the applicable requirements of the Act and the Rules and Regulations thereunder, and did not or will not, as of its effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (d) A registration statement on Form 8-A (No. 1- o ) relating to the registration of the Ordinary Shares and the Offered Securities has been filed with the Commission, has been declared effective under the Securities and Exchange Act of 1934, as amended (the "EXCHANGE Act") and the Ordinary Shares and the Offered Securities have been duly registered under the Exchange Act pursuant to such registration statement. The various parts of such registration statement on Form 8-A for the registration of the Ordinary Shares and the Offered Securities, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, are hereinafter called the "8-A REGISTRATION STATEMENT." The 8-A Registration Statement, when it became effective and on the date of this Agreement, conformed and conforms in all material respects to the requirements of the Exchange Act and the Rules and Regulations thereunder and did not and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading

                  (e) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT"). The Memorandum of Association and Articles of Association of the Company comply with the requirements of Cayman Islands law and are in full force and effect.

                  (f) Each of Shanghai Linktone Consulting Co., Ltd. ("SHANGHAI LINKTONE") and Shanghai Huitong Information Co., Ltd. ("SHANGHAI HUITONG"), which constitute all subsidiaries of the Company within the meaning of Rule 1-02 of Regulation S-X under the Act (together with the Affiliated Companies (as defined below), the "SUBSIDIARIES"), has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding capital stock or equity interest of each such Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable; the capital stock or equity interest of each such Subsidiary (except for the Affiliated Companies), is owned by the Company free from liens, encumbrances and defects; and none of the outstanding shares of capital stock or equity interest of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.


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                  (g) Except as otherwise discussed in the Prospectus, all of the issued and outstanding capital stock or equity interest of each of Shanghai Weilan Computer Co., Ltd. ("SHANGHAI WEILAN") and Shanghai Unilink Computer Co., Ltd. ("SHANGHAI UNILINK", together with Shanghai Weilan, the "AFFILIATED COMPANIES") (which constitute all the entities, excluding Subsidiaries, that are consolidated in the Company's financial statements included in the Registration Statements and the Prospectus) has been duly authorized and validly issued, is fully paid and nonassessable and is owned by Ankai Hu, Dong Li, Raymond Lei Yang, Simon Minsheng Du or Shanghai Weilan, as the case may be, in the amount set forth in the Prospectus, directly, free from liens, encumbrances and defects.

                  (h) The description set forth in the Prospectus, including, but not limited to, under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations Our Corporate Structure" and "Arrangements with Consolidated Affiliates" of the events and transactions concerning the Company's arrangements with the Affiliated Companies and the operations of any of the Affiliated Companies (collectively, the "Structuring") does not, and will not, as of the applicable Effective Date as to the Registration Statement and any amendment thereof and as of the applicable filing date of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact required to be stated therein or that is necessary to an understanding of the Company's corporate structure, financial condition and operating performance, as well as its prospects for the future.

                  (i) Each of Messrs. Ankai Hu, Dong Li, Raymond Lei Yang and Simon Minsheng Du is a citizen of the People's Republic of China ("PRC"), excluding Taiwan, Hong Kong SAR and Macau SAR, and no application is pending in any other jurisdiction by him or on his behalf for naturalization or citizenship thereof.

                  (j) The Company has the registered capital as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (i) have been duly authorized, (ii) are validly issued, fully paid and non-assessable, (iii) were not issued in violation of any preemptive or similar rights and (iv) conform in all material respects to the description thereof contained in the Prospectus. Except as otherwise disclosed in the Prospectus, there are no outstanding securities issued by the Company convertible into or exchangeable for, rights, warrants or options to acquire from the Company, or obligations of the Company to issue, Ordinary Shares or any other capital stock of the Company.

                  (k) The Ordinary Shares underlying the Offered Securities to be sold by the Company to the Underwriters have been duly and validly authorized, and, when issued and delivered against payment therefore pursuant to this Agreement will be duly and validly issued and delivered, fully paid and non-assessable and will be issued free and clear of all liens, encumbrances, equities or claims; the Ordinary Shares and the Offered Securities conform in all respects to the descriptions thereof contained in the Registration Statements and the Prospectus, including statements under the captions "Description of Share Capital" and "Description of American Depositary Shares"; the holders of outstanding shares of capital stock of the Company are not, and at the First Closing Date and at each Optional Closing Date, if applicable, will not be, entitled to preemptive or other similar rights to acquire the Ordinary Shares or Offered Securities; the Ordinary Shares may be freely deposited by the Company with the Depositary in accordance with the Deposit Agreement against issuance of the ADRs evidencing Offered Securities so deposited and sold hereunder by the Company; the Offered Securities and the Ordinary Shares are freely transferable by the Company to or for the account of the Underwriters; and, except as described in the Prospectus, there are no restrictions on subsequent transfers of the Ordinary Shares or the Offered Securities under the laws of the Cayman Islands or the United States; and except as disclosed in the Prospectus or the Registration Statements, no holder of the Offered Securities or Ordinary Shares is or will be subject to personal liability by reason of being such a holder.

                  (l) All the outstanding shares of Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares of the Company (collectively, the "PREFERRED SHARES") have been duly authorized and validly issued and are fully paid and non-assessable.


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                  (m) Except as disclosed in the Prospectus, there are no
         contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (n) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (o) The Offered Securities have been approved for listing on the Nasdaq Stock Market's National Market ("NASDAQ"), subject to notice of issuance.

                  (p) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or the Deposit Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and the Exchange Act and under state or foreign securities or blue sky laws.

                  (q) All consents, approvals, authorizations, orders, registrations and qualifications required for the Structuring and the execution, delivery and performance of the documents in connection therewith (the "STRUCTURING DOCUMENTS") have been made or unconditionally obtained in writing and no such consent, approval, authorization, order, registration or qualification has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed.

                  (r) Except as disclosed in the Prospectus, the Subsidiaries are not currently prohibited, directly or indirectly, from making any payments, dividends or other distributions to the Company, Shanghai Linktone or Shanghai Huitong, as applicable, or from making any other distribution on the Subsidiaries' equity interest or from transferring any of the Subsidiaries' property or assets to the Company, Shanghai Linktone or Shanghai Huitong, as applicable. Except as described in or contemplated by the Prospectus;, all dividends and other distributions declared and payable upon the equity interest in Shanghai Linktone and Shanghai Huitong to the Company may be converted into foreign currency that may be freely transferred out of the PRC, and all such dividends and other distributions are not and, except as disclosed in the Registration Statements and the Prospectus, will not be subject to income, withholding or other taxes under the current laws and regulations of the PRC or any political subdivision or taxing authority thereof or therein and, except as disclosed in the Registration Statements and the Prospectus, are otherwise free and clear of any other tax, duty, withholding or deduction in the PRC or any political subdivision or taxing authority thereof or therein, in each case without the necessity of obtaining any governmental or regulatory authorization in the PRC or any political subdivision or taxing authority thereof or therein.

                  (s) Except as set forth in the Prospectus, there are no limitations on the rights of holders of Ordinary Shares, the Offered Securities or ADRs evidencing the Offered Securities to hold or vote or transfer their respective securities, and no approvals are currently required in the Cayman Islands in order for the Company to pay dividends declared by the Company to the holders of Ordinary Shares, including the Depositary and, except as disclosed in the Prospectus, under current laws and regulations of the Cayman Islands and any political subdivision thereof, all dividends and other distributions declared and payable on the Offered Securities may be paid by the Company to the holder thereof in United States dollars or Caymanian dollars that may be converted into foreign currency and freely transferred out of the Cayman Islands and all such payments made to holders thereof who are non-residents of the Cayman Islands will not be subject to income withholding or other taxes under laws and regulations of the Cayman Islands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or any political subdivision or taxing authority thereof or therein.

                  (t) Neither the Company nor any of the Subsidiaries is (i) in violation of its respective charter or by-laws or other constituent or organizational documents or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "AGREEMENTS AND INSTRUMENTS") except in this clause (ii) for such defaults that would not individually or in the aggregate result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Deposit Agreement and the Structuring Documents, and the consummation of the transactions contemplated in each of the Agreement, the Deposit Agreement, the Registration Statements (including the issuance and sale of the Ordinary Shares and the Offered Securities) and the Structuring Documents, and compliance by the Company or any Subsidiary with its or their obligations under each of the Agreement, the Deposit Agreement and the Structuring Documents have been duly authorized by all necessary corporate action and received all approvals from any governmental or regulatory body and the sanction or consent of its shareholders and do not and will not conflict with or constitute a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, liens, charges or encumbrances that (i) would not materially hinder consummation of the transactions contemplated thereunder and (ii) would not have a Material Adverse Effect), nor will such action result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties, or any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or the charter or by-laws or other constituent or organizational documents of the Company or any Subsidiary.

                  (u) This Agreement has been duly authorized, executed and delivered by the Company.

                  (v) The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to enforceability to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon due issuance by the Depositary of the ADRs evidencing the Offered Securities against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (w) Each of the Structuring Documents has been duly authorized, executed and delivered by the Company, the Subsidiaries, Ankai Hu, Dong Li, Shanghai Weilan, Raymond Lei Yang and Simon Minsheng Du, as the case may be, and assuming due authorization, execution and delivery by any other party thereto, constitutes a valid and legally binding obligation on the Company, the Subsidiaries, Ankai Hu, Dong Li, Shanghai Weilan, Raymond Lei Yang and Simon Minsheng Du, as the case may be, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

                  (x) Subject to the provisions of the Deposit Agreement, the Depositary, as registered shareholder of the Company, shall have all rights of other shareholders of the Company.

                  (y) Except as disclosed in the Prospectus, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects of title that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (z) The Company and its Subsidiaries possess adequate certificates, authorities or permits (the "GOVERNMENTAL LICENSES") issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except for such Government Licenses the failure of which to possess would not individually or in the aggregate have a Material Adverse Effect; the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force and effect; none of the Governmental Licenses contains any materially burdensome restrictions or conditions not described in the Prospectus; and neither the Company nor any of the Subsidiaries have received any notice of proceedings relating to the revocation or modification of any Governmental License that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (aa) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  (bb) Except as disclosed in the Prospectus, the Company and its Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (cc) Except as disclosed in the Prospectus, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (dd) Except as disclosed in the Prospectus, there are no pending actions, suits, inquiries, investigations or proceedings before or brought by an court or governmental agency or body, domestic or foreign, against or affecting the Company, any of its Subsidiaries or any of their respective properties, or challenging the effectiveness of the Structuring, that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect properties or assets thereof or the consummation of the transactions contemplated in this Agreement, the Deposit Agreement or the Structuring Documents or the ability of the Company to perform its obligations hereunder or thereunder, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (ee) The financial statements included in the Registration Statements and the Prospectus present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States ("US GAAP") applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in the Registration Statements and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (ff) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor, to the Company's knowledge, any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (gg) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "INVESTMENT COMPANY" as defined in the Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT").

                  (hh) There are no legal or governmental proceedings, statutes, contracts or documents that are required to be described in the Registration Statements or the Prospectus which have not been so described. The description in the Registration Statements and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents is accurate and presents the information required to be shown in all material respects. The Prospectus will contain, when issued, all information and particulars required to comply with all statutory and other provisions (including, without limitation, the relevant laws and regulations of Cayman Islands and the
         PRC) so far as applicable in the Prospectus, which is or might reasonably be considered to be material for disclosure to a potential subscriber, investor, underwriter or sub-underwriter of the Offered Securities or for the purpose of making an informed assessment of the assets and liabilities, financial position, and profits and losses of the Company and the Subsidiaries including, but without prejudice to the generality of the foregoing, any special trade factors or risks known to the Company and the Subsidiaries or any of their directors and/or executive officers and which would reasonably be expected to have a Material Adverse Effect. All material information which ought to have been supplied or disclosed by the Company and its directors and/or executive officers to the Underwriters, PricewaterhouseCoopers or the legal or other professional advisers to the Underwriters or the Company for the purposes of or in the course of preparation of the Prospectus or the Registration Statements has been supplied or disclosed by the Company and its directors and executive officers and nothing has occurred since the date the same was supplied or disclosed which requires the same to be amended or updated in any material respect.

                  (ii) Except as disclosed in the Prospectus, under the laws and regulations of the Cayman Islands, no transaction, stamp, capital or other issuance, registration or transfer taxes or duties are payable in the Cayman Islands by or on behalf of the Underwriters to any Cayman Islands taxing authority in connection with (i) the issuance, sale and delivery by the Company to or for the account of the Underwriters of the Offered Securities, (ii) the initial sale and delivery by the Underwriters of the Offered Securities to purchasers thereof, (iii) the holding or transfer of the Offered Securities outside the

         Cayman Islands, (iv) the deposit of the Ordinary Shares with the custodian and the issuance and delivery of the ADRs, or (v) the execution and delivery of the this Agreement or the Deposit Agreement

                  (jj) The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands. The Company has the power to submit, and pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, U.S.A. (each, a "NEW YORK COURT"), and the Company has the power to designate, appoint and empower, and pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, the Authorized Agent (as defined in Section 17 hereof) for service of process in any action arising out of or relating to this Agreement or the Offered Securities in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 17 hereof.

                  (kk) Neither the Company, any of the Subsidiaries nor any of its or their properties, assets or revenues has any right of immunity under Cayman Islands or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, New York or U.S. federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement; and, to the extent that the Company, any of the Subsidiaries or any of its or their properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the Subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 13 of this Agreement.

                  (ll) Any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement and the Deposit Agreement would be declared enforceable against the Company by Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation; provided that (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (ii) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, and (iv) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court.

                  (mm) Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company is using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses; is making any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977; or is making any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (nn) Based on the projected composition of the Company's income and valuation of its assets, including goodwill, the Company does not expect to be a "passive foreign investment company" ("PFIC") within the meaning of section 1297 of the United States Internal Revenue Code of 1986, as amended, for the year ended December 31, 2003 and the Company has no plan or intention to conduct its business in a manner that would reasonably be expected to result in the Company becoming a PFIC in the future under current law and regulations.

                  (oo) Except as disclosed in the Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its Subsidiaries and any director or executive officer of the Company or any of its Subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest). There are no relationships or transactions between the Company or any of its Subsidiaries on the one hand and its affiliates, offices and directors or their shareholders, customers or suppliers on the other hand which, although required to be disclosed, are not disclosed in the Prospectus.

                  (pp) There are no contracts or documents that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits thereto that have not been so described and filed as required.

                  (qq) The Company and the Subsidiaries have filed all material tax returns required to have been filed by them or have duly requested extensions thereof and all such returns are up to date, correct, and on a proper basis and have paid all material taxes required to be paid by them and any related assessments, charges, levies, fines or penalties, except for (i) any such taxes, assessments, charges, levies, fines or penalties that are being contested in good faith and by appropriate proceedings or that would not individually or in the aggregate have a Material Adverse Effect and (ii) those returns which the failure to file would not have a Material Adverse Effect; and there is no known proposed tax deficiency, assessment, charge, levy, fine or penalty against it as to which a reserve would be required to be established under US GAAP which has not been so reserved or which is required to be disclosed in the Prospectus which has not been so disclosed and so far as the Company is aware, there are no facts or circumstances in existence which would reasonably be expected to give rise to any such deficiency, assessment, charge, levy, fine or penalty.

                  (rr) Each of the Company and the Subsidiaries (A) makes, keeps and prepares books, records and accounts which fairly reflect transactions and dispositions of its assets and (B) has devised and maintained a system of internal and accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with US GAAP and to maintain asset accountability; (iii) accountability of assets is maintained, including regular reconciliations with existing assets and taking of appropriate action with respect to any differences; (iv) access to its assets is permitted only in accordance with management's general or specific authorizations; and (v) financial reports are prepared on a timely basis based on the transactions recorded pursuant to clause (ii) above under US GAAP. These reports provide the basis for the preparation of the Company's consolidated financial statements under US GAAP and have been maintained in compliance with applicable laws.

                  (ss) PricewaterhouseCoopers, who have audited the financial statements of the Company and the Subsidiaries and delivered their report with respect to the audited consolidated financial statements and notes thereto included in the Prospectus, is an independent public accountant within the meaning of the Act and the Exchange Act and the applicable Rules and Regulations thereunder.

                  (tt) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus accurately and fully describes (A) accounting policies that the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and that require management's most difficult, subjective or complex judgments ("CRITICAL ACCOUNTING POLICIES"); (B) judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

                  (uu) The Company's management have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with its legal advisers and independent accountants with regards to such disclosure.

                  (vv) The Prospectus fairly and accurately describes (i) all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would be materially affect liquidity and are reasonably likely to occur; and (ii) neither the Company nor any Subsidiary is engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or such Subsidiary, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements. As used herein, the phrase "reasonably likely" refers to a disclosure threshold lower than "more likely than not."

                  (ww) The business, undertakings, properties and assets of the Company and the Subsidiaries are adequately insured against all such risks as are normally insured by persons carrying on similar businesses, and such insurances include all the insurances which the Company and the Subsidiaries are required under terms of any lease or any contract in respect of any of its their respective properties to undertake and such insurances are in full force and effect and, so far as the Company is aware, there are no circumstances which would reasonably be expected to render any of such insurances void or voidable and there is no material insurance claim made by or against the Company or any Subsidiaries, pending, threatened or outstanding and so far as the Company is aware, no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have (if due) been paid.

                  (xx) The Company has not taken, nor is it aware that any of its affiliates has taken, directly or indirectly, any action that is designed to or that constitutes or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company.

                  (yy) Furthermore, the Company represents and warrants to the Underwriters that (i) the Registration Statements, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained and are currently in effect, is necessary under the securities law and regulations of foreign jurisdictions in which the ADSs are offered outside the United States pursuant to the Directed Share Program.

                  (zz) The Company has not offered, or caused the Underwriters to offer, any offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

                  (aaa) The Company is a "foreign private issuer" within the meaning of Rule 405 under the Act.

         3. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder severally but not jointly represents and warrants to, and agrees with, the several Underwriters that

                  (a) Such Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing

         Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date.

                  (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement was complete and accurate and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement was, or will be, complete and accurate and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will be complete and accurate, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will be complete and accurate, neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Except for those Selling Shareholders that are officers or directors of the Company, the two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Shareholder specifically for use therein.

                  (c) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment.

                  (d) Such Selling Shareholder has the full right, power and authority to enter into this Agreement and a Power of Attorney (the "POWER OF ATTORNEY") and Custody Agreement (the "CUSTODY AGREEMENT") with the Company, and to sell, transfer and deliver the Offered Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Offered Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Offered Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of the Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its properties.

                  (e) The execution, delivery and performance of each of this Agreement and the consummation of the transactions contemplated in each of this Agreement, the Registration Statement and the Structuring Documents have been duly authorized by all necessary corporate action by such Selling Shareholder, to the extent applicable, and received all approvals from any governmental or regulatory body and the sanction or consent of its shareholders, to the extent applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, result in any violation of the provisions of its charter or by-laws or business license or other organizational document of such Selling Shareholder, to the extent applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its assets, properties or operations.

                  (f) Such Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the Representative, the Power of Attorney and Custody Agreement with Raymond Lei Yang and Mark Begert as attorney-in-fact (the "ATTORNEY-IN-FACT") and the Company, as custodian (the "CUSTODIAN"); the Custodian is authorized to deliver the Offered Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and the Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in
         Section 7(r) or that may be required pursuant to Section 7(t) on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Offered Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in Section 4 hereof, to authorize the delivery of the Offered Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

                  (g) Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action that is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

                  (h) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the Act or the Rules and Regulations thereunder or state securities laws.

                  (i) Certificates for all of the Offered Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                  (j) Except as disclosed in the Registration Statement, neither such Selling Shareholder nor any of his, her or its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(dd) of the By-laws of the National Association of Securities Dealers, Inc. ("NASD")), any member firm of the NASD.

                  (k) In the case of Selling Shareholders who are officers or directors of the Company, (A) such Selling Shareholder has reviewed the Registration Statement and the representations and warranties of the Company contained in Section 2 hereof and has no reason to believe that such representations and warranties are not true and correct and (B) the sale of the Offered Securities by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

                  (l) In the case of Selling Shareholders who are not officers or directors of the Company, the sale of the Offered Securities by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

         4. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $- per ADS, that number of Firm ADSs (rounded up or down, as determined by the Representatives in their discretion, in order to avoid fractions) obtained by multiplying Firm ADSs in the case of the Company and the number of Firm ADSs set forth opposite the name of such Selling Shareholder in Schedule A hereto, in the case of a Selling Shareholder, in each case by a fraction, the numerator of which is the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule B or C hereto and the denominator of which is the total number of Firm ADSs.

         Certificates in negotiable form for the Ordinary Shares (including Preferred Shares convertible into Ordinary Shares) in respect of the Offered Securities to be sold by the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement and under Custody Agreements made with the Custodian. Each Selling Shareholder agrees that the Ordinary Shares or Preferred Shares represented by the certificates held in custody for the Selling Shareholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Ordinary Shares hereunder, certificates for such Ordinary Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Firm ADSs to be purchased by the Underwriters hereunder and the ADRs evidencing such Firm ADSs, in definitive form, and in such authorized denominations and registered in such names as the Underwriters request shall be delivered by or on behalf of the Company and Selling Shareholders to the Representative on the First Closing Date (as defined below) through the facilities of The Depository Trust Company ("DTC"), New York, New York, for the accounts of the several Underwriters or as such Underwriters may direct against payment of the purchase price in Federal (same day) funds by, as the Company may request in writing at least three business days prior to the First Closing Date (as defined below), official bank checks or wire transfers to accounts at a bank
acceptable to the Representatives drawn to the order of         in respect of
proceeds to the Company and in respect of proceeds to the Selling Shareholders
at the office of           , at A.M., New York time, on             , or at such
other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For the avoidance of doubt, the purchase price for the Firm ADSs due to the Selling Shareholders shall be made by the Underwriters as a single payment to the Company as Custodian for the Selling Shareholders. For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The Company and Selling Shareholders will cause the ADRs representing the Firm ADSs to be made available for checking at least twenty-four (24) hours prior to the First Closing Date at the office of DTC or its designated custodian.

         The Ordinary Shares underlying the Firm ADSs to be delivered hereunder shall be delivered to The Hong Kong and Shanghai Banking Corporation Limited, Custody and Clearing (the "DEPOSITARY HONG KONG CUSTODIAN"), as custodian for the Depositary, against delivery of a copy of a letter confirming that the Underwriters have given irrevocable instructions to its correspondent bank in New York to make the wire transfer payment for the Firm ADSs on the First Closing Date.

         In addition, upon written notice from the Representatives given to the Company and Selling Shareholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional ADSs at the purchase price to be paid for the Firm ADSs. The Company and the Selling Shareholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional ADSs obtained by multiplying the number of Optional ADSs specified in such notice by a fraction
the numerator of which is [        ], in the case of the Company, and is the
number of shares set forth opposite the names of such Selling Shareholders in Schedule A hereto under the caption "Number of Optional ADSs to be Sold," in the case of the Selling Shareholders, and the denominator of which is the total number of Optional ADSs (subject to adjustment by the Representatives to eliminate fractions). Such Optional ADSs shall be purchased from the Company and each Selling Shareholder for the account of each Underwriter in the same proportion as the number of Firm ADSs set forth opposite such Underwriter's name bears to the total number of Firm ADSs (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm ADSs. No Optional ADSs shall be sold or delivered unless the Firm ADSs previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional ADSs or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company and Selling Shareholders.

         Each time for the delivery of and payment for the Optional ADS, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional ADSs is given pursuant to the preceding paragraph. The Optional ADSs to be purchased by the Underwriters hereunder and the ADRs evidencing such Optional ADSs, in definitive form, and in such authorized denominations and registered in such names as the Underwriters request shall be delivered by or on behalf of the Company and Selling Shareholders to the Representative on each Optional Closing Date through the facilities of DTC, for the accounts of the several Underwriters or as such Underwriters may direct following payment of the purchase price therefor in Federal (same day) funds by, as the Attorney-in-Fact may request in writing at least three business days prior to the Closing Date, official bank check or checks or wire transfer to an account at a bank acceptable to the
Representatives drawn to the order of             in respect of proceeds to the
Company and               in respect of proceeds to the Selling Shareholders, at
the above office of           . The Company and Selling Shareholders will cause
the ADRs representing the Optional ADSs to be made available for checking at least twenty-four (24) hours prior to the Optional Closing Date at the office of DTC or its designated custodian.

         The Ordinary Shares underlying the Optional ADSs to be delivered hereunder shall be delivered to the Depositary Hong Kong Custodian against delivery of a copy of a letter confirming that the Underwriters have given irrevocable instructions to its correspondent bank in New York to make the wire transfer payment for the Optional ADSs on the Optional Closing Date.

         5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         6. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following he execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

                  (b) The Company will advise the Representatives promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any), the Prospectus, the ADS Registration Statement, or the 8-A Registration Statement and will not effect such amendment or supplementation without the Representatives' consent, which shall not be unreasonably withheld; and the Company will also advise the Representatives promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), of the ADS Registration Statement (if it became effective subsequent to the execution and delivery of this Agreement), of the 8-A Registration Statement (if it became effective subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement, the ADS Registration Statement, the 8-A Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement, the ADS Registration Statement or the 8-A Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Representative copies of each Registration Statement, ADS Registration Statement and 8-A Registration Statement (two of each will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Shareholders will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company will arrange, in cooperation with the Representatives, to qualify the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may reasonably designate and to maintain such qualifications in effect for as long as may be necessary to complete the distribution of the Offered Securities which period shall in no event extend for more than one year from the later of the effective date of the Registration Statement and any Registration Statement filed pursuant to Rule 462(b); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                  (g) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Ordinary Shares or Offered Securities or securities convertible into or exchangeable or exercisable for any shares of its Ordinary Shares or Offered Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives, except grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Ordinary Shares pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof.

                  (h) The Company will use its best efforts to effect and maintain the quotation of the Offered Securities on the Nasdaq and will file with the Nasdaq all documents and notices required by the Nasdaq of companies that are traded on the Nasdaq and quotations for which are reported by the Nasdaq.

                  (i) The Company, during the period when any Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Rules and Regulations thereunder.

                  (j) The Company agrees to file with the NASD, the Nasdaq, the Commission and any other governmental or regulatory agency, authority or instrumentality in the Cayman Islands, the United States and the PRC, as may be required, such reports, documents, agreements and other information which the Company may from time to time be required to file, including those relating to the implementation and payment of dividends or other distributions on the Offered Securities.

                  (k) The Company will not be or become, within one year of the First Closing Date, an "investment company" as defined in the Investment Company Act.

                  (l) The Company agrees not to (and to use its best efforts to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company.

                  (m) The Company agrees that except as disclosed in the Prospectuses and except for those which are not material to the Company, prior to the First Closing Date, it will not incur any liabilities or enter into any material agreements (except in the ordinary course of its business) without the prior written consent of the Underwriters.

                  (n) The Company agrees that (i) it will not attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering of the Offered Securities, it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares; and (iii) it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes.

                  (o) The Company agrees to abide by the covenants set forth in the Deposit Agreement.

                  (p) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under securities laws in accordance with the provisions of Section 3(f) hereof and the printing of memoranda relating thereto, for the filing fee incident to the review by the NASD of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters. In addition to the foregoing, the Company will pay to the Representative on behalf of the Underwriters on the First Closing Date the sum of up to $250,000 as an accountable reimbursement of the Underwriters' other expenses. Such amount may be deducted from the purchase price for the Offered Securities set forth in Section 4.

                  (q) The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company are compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

                  (r) In connection with the Directed Share Program, the Company will ensure that the Directed ADSs will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statements. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

                  (s) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

                  (t) Furthermore, the Company covenants with the Underwriters that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed ADSs are offered in connection with the Directed Share Program.

         6A. Certain Agreements of the Selling Shareholders. The Selling Shareholders agree with the several Underwriters that:

                  (a) The Selling Shareholders, severally and not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Offered Securities to the Underwriters, (ii) the fees and disbursements of their respective counsel and accountants, except for the fees and expenses, if any, incurred by Morrison & Foerster LLP on behalf of the Selling Shareholders which will be borne by the Company and (iii) any fees and expenses of the Custodian and the Depositary in connection with the sale by the Selling Shareholders of the Offered Securities.

                  (b) The Selling Shareholders will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Selling Shareholders hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Selling

         Shareholders are compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Selling Shareholders shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

         7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm ADSs on the First Closing Date and the Optional ADSs to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have each received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
         Time), of PricewaterhouseCoopers confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations thereunder;

                  (ii) They have inquired of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) at a subsequent specified date not more
                           than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net total current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (B) for the period from the closing date of
                           the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, or net operating income, or in the total or per share amounts of consolidated income except in all cases set forth above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representatives. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Representatives. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 6(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Shareholder, the Company or the Representative, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S., PRC, Cayman Islands or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representative, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or Nasdaq, or any setting of minimum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal, New York, or PRC authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or the Cayman Islands or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, the PRC or the Cayman Islands, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representative, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representative shall have received an opinion, dated such Closing Date, of Morrison & Foerster LLP, United States counsel for the Company, to the effect that:

                           (i) This Agreement has been duly executed and
                  delivered by the Company under New York law.

                           (ii) The Deposit Agreement has been duly executed and
                  delivered by the Company under New York law and, assuming due authorization, execution and delivery by the Depositary constitutes a valid and legally binding obligation of the Company.

                           (iii) Upon the due issuance of the Offered Securities
                  evidenced by the ADRs against the deposit of Ordinary Shares in accordance with the Deposit Agreement and payment therefor in accordance with the provisions of this Agreement and the Deposit Agreement, such Offered Securities will be validly issued and persons in whose names such ADRs are duly registered will be entitled to the rights specified therein and in the Deposit Agreement.

                           (iv) The Offered Securities to be sold by the Company
                  pursuant to this Agreement, when issued to and paid for by the Underwriters in accordance with the terms of this Agreement, will be fully paid and non-assessable.

                           (v) The execution and delivery of this Agreement and
                  the Deposit Agreement and the issuance and sale of the Offered Securities by the Company to the Underwriters pursuant to this Agreement on the Closing Date do not violate any statute, rule or regulation of any U.S. or New York governmental agency which, in such firm's experience, are normally applicable to transactions of the type contemplated by this Agreement and the Deposit Agreement.

                           (vi) Other than as set forth in the Registration
                  Statements, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                           (vii) The Company is not, and after giving effect to
                  the transactions contemplated by this Agreement and the application of the net proceeds therefrom, as described in the Prospectus, will not be, an "investment company", as such term is defined in the Investment Company Act.

                           (viii)No consent, approval, authorization or order
                  of, or filing with, any U.S. federal or New York state governmental agency or body or any court that is required to be obtained by the Company or any Selling Shareholder for the consummation of the transactions contemplated by this Agreement, the Deposit Agreement or the Custody Agreement in connection with the issuance or sale of the Offered Securities, except such as have been obtained and made under the Act and the Exchange Act and such as may be required under state or foreign securities or blue sky laws.

                           (ix) The Initial Registration Statement, the ADS
                  Registration Statement and the 8-A Registration Statement became effective under the Act or the Exchange Act, as applicable, as of the date and time specified in such opinion, the Additional Registration Statement (if any) were filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement, the ADS Registration Statement, the 8-A Registration Statement or any part of such registration statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act or Exchange Act, as applicable.

                           (x) Each of the Registration Statement, the ADS
                  Registration Statement, the 8-A Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations thereunder (except as to the financial statements, the notes thereto and other financial data included therein as to which such counsel shall express no opinion).

                           (xi) Such counsel shall state that based on such
                  counsel's participation in conferences with the Underwriters, the representatives of the Company and the Company's accountants concerning the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement and the Prospectus and having considered the matters and statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements, nothing has come to such counsel's attention that leads such counsel to believe that the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement and the Prospectus, as of their respective effective [or issue] dates, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; (it being understood that such counsel has not been requested to and does not make any comment with respect to the financial statements, footnotes and other financial data contained in the Registration Statement, the ADS Registration Statement, the 8-A Registration Statement and the Prospectus).

                           (xii) The information in the Prospectus under "Shares
                  Eligible for Future Sale" and "Taxation--United States Federal Income Taxation," to the extent that such information constitutes matters of U.S. federal or New York state laws or legal conclusions based on such laws, is a fair and accurate summary in all material respects of such matters and conclusions.

                           (xiii) Such counsel does not know of any material
                  pending or threatened actions, suits or proceedings before any U.S. federal or New York state court or governmental agency, authority or any arbitrator involving the Company required to be described in a Registration Statement or the Prospectus which are not described as required;

                           (xiv) The statements set forth in the Prospectus
                  under the caption "Description of American Depositary Shares" and "Underwriting", insofar as they purport to describe or summarize certain provisions of the Deposit Agreement, are accurate descriptions or summaries in all material respects.

                           (xv) Under the laws of the State of New York relating
                  to personal jurisdiction, (i) the Company has, under this Agreement, validly submitted to the personal jurisdiction of any state or federal court located in the State of New York, County of New York in any action arising out of or relating to the Agreement and the transactions contemplated therein and has validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 17 of this Agreement, (ii) its appointment thereunder of CT Corporation as its authorized agent for service of process is valid, legal and binding, and (iii) service of process in the matter set forth in Section 17 of this Agreement will be effective to confer valid personal jurisdiction of such court over the Company.

                           (xvi) Upon payment for the Offered Securities and the
                  delivery to DTC or its agent of the Offered Securities in book entry form registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for in this Agreement, and the crediting of the Offered Securities to the Underwriters' accounts with DTC, Cede & Co. or such other nominee designated by DTC, DTC, the Underwriters will acquire a valid "security entitlement" (within the meaning of New York Uniform Commercial Code Section 8-102) to the Offered Securities, and no action based on an "adverse claim" (as defined in New York Uniform Commercial Code Section 8-102) may be asserted against the Underwriters with respect to such security entitlement if, at such time, the Underwriters do not have notice of any adverse claim within the meaning of New York Uniform Commercial Code Section 8-105.

                            (xvii) There is no contract or other document known
                  to such counsel of a character required to be described in the Prospectuses or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

                  In rendering such opinion, Morrison & Foerster LLP may rely as to the incorporation of the Company and all other matters governed by Cayman Islands law upon the opinion of Maples and Calder Asia, referred to below, and may rely as to all matters governed by PRC law upon the opinion of Commerce & Finance Law Offices, referred to below.

                  (e) The Representative shall have received an opinion, dated such Closing Date, of Maples and Calder Asia, Cayman Islands counsel for the Company, to the effect that:

                           (i) The Company has been duly incorporated as an
                  exempted company with limited liability and is validly existing and in good standing under the laws of the Cayman Islands, with full corporate power and authority to own its property and assets and to carry on its business in accordance with the Memorandum and Articles of Association (together, the "MEMORANDUM AND ARTICLES") and as described in the Prospectus; and the Company has full corporate power and authority to enter into and perform its obligations under this Agreement, the Deposit Agreement and the Registration Statement.

                           (ii) The Company is in good standing with the
                  Registrar of Companies in the Cayman Islands.

                           (iii) The Company has an authorized capital as set
                  forth in the Prospectus, and all of the issued shares in the capital of the Company (including the Ordinary Shares when issued and delivered in accordance with the terms of this Agreement and the Deposit Agreement) have been duly and validly authorized and issued, are fully paid and non-assessable, are not subject to any pre-emptive or similar rights under Cayman Islands law or the Memorandum and Articles and conform to the description thereof contained in the Prospectus.

                           (iv) All the outstanding issued Preferred Shares of
                  the Company have been duly authorized and validly issued as fully paid and non-assessable.

                           (v) The execution and delivery of this Agreement and
                  the Deposit Agreement by the Company and the performance of its obligations thereunder, the Registration Statements, the ADS Registration Statement, the 8-A Registration Statements, the Prospectus, the issuance and sale of the Offered Securities and the filing of the Registration Statements, the ADS Registration Statement and the 8-A Registration Statement and the Prospectus have been duly authorized and approved by all necessary corporate action of the Company, and the execution and delivery of this Agreement and the Deposit Agreement by the Company and the performance of its obligations thereunder do not violate, conflict with or result in a breach of any of the terms or provisions of its Memorandum and Articles or any law, public rule or regulation applicable to the Company in the Cayman Islands currently in force and do not violate, conflict with or result in a breach of any existing order or decree authority or agency or any official body in the Cayman Islands.

                           (vi) This Agreement and the Deposit Agreement have
                  been duly executed and delivered for and on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable in the Cayman Islands in accordance with its terms except and in so far as such enforcement may be limited as hereinafter set forth.

                           (vii) The Registration Statements, the ADS
                  Registration Statement and the 8-A Registration Statement have been duly executed by and on behalf of the Company.

                           (viii) No authorizations, consents, orders,
                  permissions or approvals are required from any governmental authorities or agencies or other official bodies in the Cayman Islands and no notice to or other filing with or action by any Cayman Islands governmental authority or regulatory body is required in connection with:

                                    (a) the execution and delivery of this
                                    Agreement and the Deposit Agreement;

                                    (b) the performance of any obligation under this Agreement and the Deposit Agreement; and

                                    (c) the payment of any amount under this Agreement and the Deposit Agreement.

                           (ix) It is not necessary to ensure the legality,
                  validity, enforceability or admissibility in evidence of this Agreement or the Deposit Agreement that any document be filed, recorded or enrolled with any governmental department, agency or other authority in the Cayman Islands.

                           (x) The statements in the Prospectus under "Dividend
                  Policy", "Enforceability of Civil Liabilities", "Management", "Description of Share Capital", "Principal Shareholders", "Capitalization", and "Taxation" and the statements in the Registration Statement under Item 14, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, in each case to the extent, and only to the extent, governed by the laws of the Cayman Islands, fairly present the information and summarize the matters referred to therein.

                           (xi) No stamp duties or other similar taxes or
                  charges are payable under the laws of the Cayman Islands in respect of:

                                    (a) the execution or delivery of this
                                    Agreement and the Deposit Agreement or the performance by any of the parties of their respective obligations or enforcement of this Agreement or the Deposit Agreement unless they are executed in or thereafter brought within the jurisdiction of the Cayman Islands (e.g. for the purposes of enforcement) in which case stamp duty of CI$2.00 (US$2.44) for each of this Agreement and the Deposit Agreement will be payable; or

                                    (b) the issuance and sale of the Ordinary
                                    Shares by the Company or the sale by Selling
                                    Shareholders of their respective shares
                                    pursuant to the terms of this Agreement; or

                                    (c) the entering of the custodian as the registered holder of the Shares; or

                                    (d) the deposit with the custodian on behalf of the Depository of the Shares against the issuance of Offered Securities for the account of the Underwriters on the date hereof; or

                                    (e) the sale and delivery outside of the Cayman Islands by the Underwriters of the Offered Securities to the initial purchasers thereof.

                           (xii) There are currently no taxes or other charges
                  or deductions payable (by withholding or otherwise) to the Cayman Islands government or any taxing authority thereof on or by virtue of:

                                    (a) the execution, delivery, performance or enforcement of this Agreement and the Deposit Agreement;

                                    (b) any payment of any nature to be made by the Company under this Agreement or the Deposit Agreement;

                                    (c) the issuance and sale of the Ordinary
                                    Shares by the Company; or

                                    (d) the payment of dividends and other
                                    distributions declared and payable on the Ordinary Shares.

                  The Cayman Islands currently have no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

                           (xiii) The choice of the laws of New York to govern
                  this Agreement and the Deposit Agreement will be upheld as a valid choice of law under the laws of the Cayman Islands and the courts of the Cayman Islands would uphold such choice of law in a suit on this Agreement or the Deposit Agreement brought in the courts of the Cayman Islands, assuming it is so pleaded. An action against the Company in the Cayman Islands under this Agreement or the Deposit Agreement could be instituted in the Grand Court, which has jurisdiction over the Company, without first having to obtain a judgment in respect of this Agreement or the Deposit Agreement in a court of New York or any other relevant jurisdiction. In the event of any proceedings being brought in the Cayman Islands courts in respect of a monetary obligation expressed to be payable in a currency other than Cayman Islands dollars, a Cayman Islands court would give judgment expressed as an order to pay such currency or its Cayman Islands dollar equivalent at the time of payment or enforcement of the judgment.

                           (xiv) The submission to the jurisdiction of the
                  courts sitting in New York, the appointment of CT Corporation to accept service of process in such jurisdiction and the waiver by the Company of any objection to the venue of a proceeding in a New York court, pursuant to this Agreement or the Deposit Agreement, is legal, valid and binding on the Company.

                           (xv) No approvals are currently required from any
                  governmental department, agency or other authority in the Cayman Islands in order for the Company to pay dividends declared by the Company to the holders of Ordinary Shares, including the Depositary.

                           (xvi) Although there is no statutory enforcement in
                  the Cayman Islands of judgments obtained in New York, the courts of the Cayman Islands will recognize and enforce a judgment of a foreign court of competent jurisdiction in respect of any legal suit or proceeding arising out of or relating to this Agreement or the Deposit Agreement without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided that such judgment is final and conclusive, for a liquidated sum, not in respect of taxes or a fine or penalty, is not inconsistent with a Cayman Islands judgment in respect of the same matter, and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands. A Cayman Islands court may stay proceedings if concurrent proceedings are being brought elsewhere. A foreign judgment may be final and conclusive even if subject to appeal. However, if appealable, a Cayman Islands court may stay enforcement until such appeal has been heard.

                           (xvii) Based solely on such counsel's inspection of
                  the Register of Writs and Other Originating process in the Grand Court of the Cayman Islands from the date of incorporation of the

                  Company there were no actions or petitions pending against the Company in the courts of the Cayman Islands as at close of business in the Cayman Islands on [ ], 2004. A search at the Companies Registry in the Cayman Islands would not reveal any order or resolution for the winding up of the Company because under Cayman Islands law the records kept by the Registrar of Companies are not documents of public record. The enquiries referred to above which such counsel has made at the Grand Court of the Cayman Islands have revealed no record of the presentation of any winding up petition in respect of the Company. Such counsel assumes that there has been no change in this position since the date on which the enquiries were made.

                           (xviii) There is no exchange control legislation
                  under Cayman Islands law and accordingly there are no exchange control regulations imposed under Cayman Islands law.

                           (xix) The Company is not entitled to any immunity
                  under the laws of the Cayman Islands whether characterized as sovereign immunity or otherwise for any legal proceedings in the Cayman Islands to enforce or to collect upon this Agreement and the Deposit Agreement.

                           (xx) So far as the law of the Cayman Islands is
                  concerned, this Agreement and the Deposit Agreement is in proper form under the laws of the Cayman Islands for the enforcement thereof against the Company, subject in so far as such enforcement may be limited as more particularly set forth in such counsel's legal opinion.

                           (xxi) Such counsel has reviewed the register of
                  members of the Company. As of the date hereof there are no entries or notations indicating any third party interests including any security interest on the register of members of the Company.

                           (xxii) The Underwriters will not be treated as
                  resident, domiciled or carrying on or transacting business or subject to taxation in the Cayman Islands or in violation of any law thereof solely by reason of the negotiation, preparation or execution of this Agreement or the entering into of or the exercise of their rights or the performance of their obligations under this Agreement.

                           (xxiii) The Underwriters will not be required to be
                  licensed, qualified or otherwise entitled to carry on business in the Cayman Islands in order to enforce their rights under, or as a consequence of the execution, delivery and performance of this Agreement or the Deposit Agreement.

                  (f) The Representative shall have received an opinion, dated such Closing Date, of Commerce & Finance Law Offices, special PRC counsel for the Company, to the effect that (all capitalized terms used in this subsection to be defined in such opinion as agreed to by the Representative and their counsel):

                           (i) Shanghai Unilink has been duly incorporated and
                  is validly existing as a company with limited liability with legal person status in good standing under the laws of the PRC. RMB5,000,000 of the registered capital of Shanghai Unilink has been paid for and 5%, 5 % and 90% of the equity interest in the registered capital of Shanghai Unilink is respectively owned by Du Minsheng and Yang Lei and Shanghai Weilan Computer Co., Ltd. and such equity interests are each, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, or any third party right, save for pursuant to the pledge created under the Loan Arrangements and the Contractual Arrangements.

                           (ii) Shanghai Huitong has been duly incorporated and
                  is validly existing as a company with limited liability with legal person status in good standing under the laws of the PRC. All of the registered capital of Shanghai Huitong has been fully paid for and 100% of the equity interest in the registered capital of Shanghai Huitong is owned by Linktone Ltd. and such equity interest is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, or any third party right.

                           (iii) Each of Shanghai Unilink and Shanghai Huitong
                  is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                           (iv) All Approvals in the PRC required for the
                  establishment and the maintenance of the enterprise legal person status of each of Shanghai Unilink and Shanghai Huitong, respectively, have been duly issued and obtained and all such Approvals are in full force and effect, have not been revoked, withdrawn, suspended or cancelled and are not subject to any condition. Each of Shanghai Unilink and Shanghai Huitong respectively has complied with all applicable registration and filing requirements under PRC laws for its establishment and the maintenance of its status and existence as an enterprise legal person.

                           (v) Each of Shanghai Unilink and Shanghai Huitong has
                  the power and authority and has satisfied all conditions and done all things required by the laws of the PRC (including the making and obtaining of all necessary Approvals, if any) in order for it to own, use, lease and operate its assets and to conduct its existing and proposed business as set out in its business license and in the Prospectus. Such Approvals being in full force and effect and no violation exists in respect of any such Approvals.

                           (vi) Each of Shanghai Unilink and Shanghai Huitong
                  has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations under each of the Documents to which it is expressed to be a party and such obligations constitute valid, legal and binding obligations enforceable in accordance with the terms of each of the Documents (taken both individually and together as a whole) against each of them in accordance with terms of each of the Documents (taken both individually and together as a whole). No Approvals are required to be done or obtained for the performance of Shanghai Unilink and Shanghai Huitong of their obligations and the transactions contemplated under the Documents (taken both individually and together as a whole) other than those already obtained.

                           (vii) Each of the Ultimate Shareholders (as defined
                  in such opinion), Shanghai Unilink and Shanghai Huitong has taken all necessary corporate and other actions and fulfilled and done all conditions and things required by the Laws of the PRC (including the making and obtaining of all relevant Approvals, if any), for the entering into, execution, adoption, assumption, issue, delivery or the performance of their respective obligations under each of the Documents to which it is expressed to be a party, and the representatives of, Shanghai Unilink and Shanghai Huitong (as the case may be) have been duly authorized to do so and no such Approval has been revoked or amended.

                           (viii) The execution and performance by each of the
                  Ultimate Shareholders, Shanghai Unilink and Shanghai Huitong of their respective obligations under each of the Documents to which one of them is a party (taken both individually and together as a whole) does not and will not contravene or result in a breach or violation of (i) the articles of association of Shanghai Unilink and Shanghai Huitong (ii) any Laws or public policy of the PRC as applicable; and (iii) any agreement, instrument, arbitration award or judgment, order or decree of any court of the PRC having jurisdiction over to which Shanghai Unilink and/or Shanghai Huitong, as the case may be, is expressed to be a party or which is binding on it or any of its assets and none has been amended or revoked or is liable to be set aside under any existing PRC Laws.

                           (ix) Each of the Documents is legal, valid,
                  enforceable and admissible as evidence under the Laws and public policy of the PRC and is binding on the persons expressed to be parties thereto. No provisions in any of the Documents (taken both individually and together as a whole) contravene in any way any applicable Laws or public policy of the PRC, (including without limitation and notwithstanding the legal structure of Shanghai Unilink described in such opinion):

                           (a) the right of Shanghai Huitong under the Business Operation Agreement (as defined in such opinion) to nominate the board of directors of Shanghai Unilink and the Chief Executive Officer, the Chief Financial Officer and other senior officers and individuals of Shanghai Unilink as Shanghai Huitong may decide;

                           (b) the irrevocable proxy given by the Ultimate Shareholders in favour of Mr. Mark Begert or any other nominated employee of Shanghai Huitong from time to time to cast the votes of the Ultimate Shareholders on all corporate matters of Shanghai Unilink (including the sale and transfer of any equity interest in Shanghai Unilink) under the Power of Attorney;

                           (c) the grant of the pledge by the Ultimate
                           Shareholder of their equity interests under the Equity Pledge Agreement (as defined in such opinion), and the right of enforcement of such pledge of the equity interests by Shanghai Huitong.

                           (x) Neither Shanghai Unilink nor Shanghai Huitong is
                  in breach of or in default under (i) any Laws of the PRC or
                  (ii) any Approvals granted by any PRC governmental or regulatory body or its business license or, (iii) their respective articles of association or any contracts to which either entity is a party, such breach or default which has not been corrected, remedied, rectified or waived and there exists no such breach or default the result of which would have a material affect on the business, properties, operations and conditions (financial or otherwise) or results of operation of Shanghai Unilink or Shanghai Huitong. Neither Shanghai Unilink nor Shanghai Huitong are subject to any material contingent or actual liabilities.

                           (xi) Neither Shanghai Unilink nor Shanghai Huitong
                  has taken any action nor have any steps been taken or legal or administrative proceedings been commenced or threatened for the winding up, dissolution or liquidation of Shanghai Unilink or (as the case may be) Shanghai Huitong, or for the suspension, withdrawal, revocation or cancellation of Shanghai Unilink's or Shanghai Huitong's business licenses.

                           (xii) Each of Shanghai Unilink and Shanghai Huitong
                  possesses such certificates, authorities or permits issued by the appropriate national, provincial, municipal local regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated to be operated by it as described in the Prospectus, and neither Shanghai Unilink nor Shanghai Huitong has received any oral or written notice of proceedings relating to the suspension, revocation or modification of any such certificate, authority or permit. After due inquiry and to the best of such counsel's knowledge, neither Shanghai Unilink nor Shanghai Huitong is subject to any claims, suits, demands, actions threatened or initiated by or before any PRC governmental or public body, authority or regulatory body.

                           (xiii) All Approvals, required for effecting the Loan
                  Arrangements and the Contractual Arrangements and all transactions contemplated thereunder, if any, have been issued, obtained and made and all such Approvals are in full force and effect, and none has been amended or revoked or is liable to be set aside under any existing PRC Laws.

                           (xiv) All registrations, filings and recordings have
                  been fulfilled in order for each pledgee under each Equity Pledge Agreement to enjoy the first preemptive rights against all other secured or unsecured creditors of each pledgor under each Equity Pledge.

                           (xv) No Approvals are currently required in the PRC
                  for the shares to be effectively pledged pursuant to the Equity Pledge Agreement or for the proposed manner of repayment of the principal and interest in the Loan Agreements.

                           (xvi) None of the Loan Arrangements or Contractual
                  Arrangements taken both individually and together as a whole has:

                           (a) resulted or results in a breach of any of the terms or provisions of, in the case of Shanghai Unilink and Shanghai Huitong, their respective articles of association at the time at which any of the Loan Arrangements or Contractual Arrangements was effected;

                           (b) resulted or results in a breach of, or constituted or constitutes a default under or resulted or results in the creation or imposition of any lien, charge, encumbrance or claim pursuant to any instrument to which Shanghai Unilink or Shanghai Huitong was or is a party or by which Shanghai Unilink or Shanghai Huitong or any of their respective properties or assets was or is bound;

                           (c) resulted or results in a breach of any laws or applicable regulations or public policy to which Shanghai Unilink or Shanghai Huitong was or is subject or by which Shanghai Unilink or Shanghai Huitong or any of their respective properties or assets was or is bound.

                           (xvii) Each of the Loan Arrangements or Contractual
                  Arrangements by itself or all the Loan Arrangements or Contractual Arrangements taken as a whole has been duly authorized and does not and will not:

                           (a) result in a violation or breach of any provision of, the respective articles of association or the respective business license of Shanghai Unilink or Shanghai Huitong, or

                           (b) result in a material breach of, or constitute a material default under, or result in the creation or imposition of any lien, charge, encumbrance or claim pursuant to, any instrument or agreement to which Shanghai Unilink and Shanghai Huitong is a party or by which Shanghai Unilink and Shanghai Huitong or any of its properties is bound; or

                           (c) result in a material breach of any Laws or public policy to which Shanghai Unilink and Shanghai Huitong is subject to or by which Shanghai Unilink and Shanghai Huitong or any of its properties is bound.

                           (xviii) The choice of PRC Laws as the governing law
                  in each Document is valid choice of governing law and will be binding on the parties to the relevant Document, and all conditions to which such Approvals have been fulfilled.

                           (xix) Each of the Documents is, and all the Documents
                  taken as a whole is legal, valid, enforceable and admissible as evidence under the Laws and public policy of the PRC and is binding on the persons expressed to be parties thereto. No provisions in any of the Documents contravene in any way any applicable Laws or public policy of the PRC.

                           (xx) There are no legal, administrative, arbitration
                  or other proceedings which has challenged the legality, effectiveness or validity of the Loan Arrangements, Contractual Arrangements and/or the transactions or any of the Documents by itself or taken as a whole or to the best of such counsel's knowledge after making due and reasonable enquiries, no such proceedings are threatened or contemplated by any governmental or regulatory authority or by any other person.

                           (xxi) Save for those disclosed in the Prospectus, no
                  further action from shareholders or directors of Shanghai Unilink and Shanghai Huitong is required to approve and implement in full the Loan Arrangements and the Contractual Arrangements contemplated thereunder.

                           (xxii) No third party Approvals are required for the
                  implementation of the Contractual Arrangements, Loan Arrangements or for the operation of Shanghai Unilink and Shanghai Huitong following the Contractual Arrangements or Loan Arrangements other than those already obtained.

                           (xxiii) Each of Shanghai Unilink and Shanghai Huitong
                  is not in breach of the terms and conditions of any Approvals and none thereof is subject to suspension, revocation or withdrawal and to the best of such counsel's knowledge, having made all due and reasonable enquiries, there are no circumstances, existing which might lead to suspension, revocation or withdrawal of any such Approvals or any conditions attached thereto being adversely altered.

                           (xxiv) The summaries of each of the Loan Arrangements
                  and the Contractual Arrangement set out in this opinion are true and accurate.

                           (xxv) Neither Shanghai Unilink nor Shanghai Huitong
                  is entitled to any immunity from any legal proceedings or other legal process or from enforcement execution or attachment in respect of their obligation in the transaction contemplated under the Arrangements.

                           (xxvi) The obligations undertaken by and the rights
                  granted to each party to the Contractual Arrangements and Loan Arrangements are legally permissible under PRC Laws and Regulations.

                           (xxvii) Each of Shanghai Unilink and Shanghai Huitong
                  possesses valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them, and none of either Shanghai Unilink or Shanghai Huitong has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any Material Adverse Effect.

                           (xxviii) Such counsel does not know of any Chinese
                  legal or governmental proceedings pending or threatened to which the Company, Shanghai Unilink or Shanghai Huitong is a party or to which any of the properties of the Company, Shanghai Unilink or Shanghai Huitong is subject that are required to be described in the Registration Statements or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                           (xxix) There are no outstanding guarantees or
                  contingent payment obligations of Shanghai Unilink or Shanghai Huitong in respect of indebtedness of third parties except as disclosed in the Prospectus.

                           (xxx) The execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, this Agreement and the Deposit Agreement will not contravene any provision of applicable law or the certificate of incorporation, by-laws or other governing documents of either Shanghai Unilink or Shanghai Huitong or any agreement or other instrument binding upon Shanghai Unilink or Shanghai Huitong that is material to the Company and its Subsidiaries, taken as a whole, or any judgment, policy, order or decree of any governmental body, agency or court of the PRC having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of or qualification with, any such governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Deposit Agreement.

                           (xxxi) The choice of law provisions in this Agreement
                  and the Deposit Agreement will be recognized by PRC courts; each of the Company, Shanghai Unilink and Shanghai Huitong can be sued in its own name under the laws of the PRC.

                           (xxxii) The Underwriters would be permitted to
                  commence proceedings in PRC courts of competent jurisdiction based on this Agreement for the claim related to either Shanghai Unilink or Shanghai Huitong and such courts would accept jurisdiction over any such action or proceeding.

                           (xxxiii) Any judgment obtained in a New York court
                  arising out of or in relation to the obligations of the Company under this Agreement would be enforceable against the Company in the courts of the PRC, subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments.

                           (xxxiv) Shanghai Weilan has been duly incorporated
                  and is validly existing as a company with limited liability with legal person status in good standing under the laws of the PRC. All of the registered capital of Shanghai Weilan RMB 10,000,000 has been fully paid for and 50% and 50 % of the equity interest in the registered capital of Shanghai Weilan is respectively owned by Hu Ankai and Li Dong and such equity interests are each, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, or any third party right, save for pursuant to the pledge created under the Loan Arrangements and the Contractual Arrangements.

                           (xxxv) Linktone Consulting has been duly incorporated
                  and is validly existing as a company with limited liability with legal person status in good standing under the laws of the PRC. All of the registered capital of Linktone Consulting has been fully paid for and 100% of the equity interest in the registered capital of Linktone Consulting is owned by Linktone Ltd. and such equity interest is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, or any third party right.

                           (xxxvi) Each of Shanghai Weilan and Linktone
                  Consulting is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                           (xxxvii) All Approvals in the PRC required for the
                  establishment and the maintenance of the enterprise legal person status of each of Shanghai Weilan and Linktone Consulting, respectively, have been duly issued and obtained and all such Approvals are in full force and effect, have not been revoked, withdrawn, suspended or cancelled and are not subject to any condition. Each of Shanghai Weilan and Linktone Consulting respectively has complied with all applicable registration and filing requirements under PRC laws for its establishment and the maintenance of its status and existence as an enterprise legal person.

                           (xxxviii) Each of Shanghai Weilan and Linktone
                  Consulting has the power and authority and has satisfied all conditions and done all things required by the Laws of the PRC (including the making and obtaining of all necessary Approvals, if any) in order for it to own, use, lease and operate its assets and to conduct its existing and proposed business as set out in its business license and in the Prospectus. Such Approvals being in full force and effect and no violation exists in respect of any such Approvals.

                           (xxxix) Each of Shanghai Weilan and Linktone
                  Consulting has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations under each of the Documents to which it is expressed to be a party and such obligations constitute valid, legal and binding obligations enforceable in accordance with the terms of each of the Documents (taken both individually and together as a whole) against each of them in accordance with terms of each of the Documents (taken both individually and together as a whole). No Approvals are required to be done or obtained for the performance of Shanghai Weilan and Linktone Consulting of their obligations and the transactions contemplated under the Documents (taken both individually and together as a whole) other than those already obtained.

                           (xxxx) Each of the Ultimate Shareholders, Shanghai
                  Weilan and Linktone Consulting has taken all necessary corporate and other actions and fulfilled and done all conditions and things required by the Laws of the PRC (including the making and obtaining of all relevant Approvals, if any), for the entering into, execution, adoption, assumption, issue, delivery or the performance of their respective obligations under each of the Documents to which it is expressed to be a party, and the representatives of, Shanghai Weilan and Linktone Consulting (as the case may be) have been duly authorized to do so and no such Approval has been revoked or amended.

                           (xl) The execution and performance by each of the
                  Ultimate Shareholders, Shanghai Weilan and Linktone Consulting of their respective obligations under each of the Documents to which one of them is a party (taken both individually and together as a whole) does not and will not contravene or result in a breach or violation of (i) the articles of association of Shanghai Weilan and Linktone Consulting (ii) any Laws or public policy of the PRC as applicable; and (iii) any agreement, instrument, arbitration award or judgment, order or decree of any court of the PRC having jurisdiction over to which Shanghai Weilan and/or Linktone Consulting, as the case may be, is expressed to be a party or which is binding on it or any of its assets and none has been amended or revoked or is liable to be set aside under any existing PRC Laws.

                           (xli) Each of the Documents is legal, valid,
                  enforceable and admissible as evidence under the Laws and public policy of the PRC and is binding on the persons expressed to be parties thereto. No provisions in any of the Documents (taken both individually and together as a whole) contravene in any way any applicable Laws or public policy of the PRC, including without limitation and notwithstanding the legal structure of Shanghai Weilan described in paragraph 1 above:

                           (a) the right of Linktone Consulting under the Business Operation Agreement to nominate the board of directors of Shanghai Weilan and the Chief Executive Officer, the Chief Financial Officer and other senior officers and individuals of Shanghai Weilan as Linktone Consulting may decide;

                           (b) the irrevocable proxy given by the Ultimate Shareholders in favour of Mr. Yang Lei or any other nominated employee of Linktone Consulting from time to time to cast the votes of the Ultimate Shareholders on all corporate matters of Shanghai Weilan (including the sale and transfer of any equity interest in Shanghai Weilan) under the Power of Attorney;

                           (c) the grant of the pledge by the Ultimate
                           Shareholder of their equity interests under the Equity Pledge Agreement, and the right of enforcement of such pledge of the equity interests by Linktone Consulting.

                           (xlii) Neither Shanghai Weilan nor Linktone
                  Consulting is in breach of or in default under (i) any Laws of the PRC or (ii) any Approvals granted by any PRC governmental or regulatory body or its business license or, (iii) their respective articles of association or any contracts to which either entity is a party, such breach or default which has not been corrected, remedied, rectified or waived and there exists no such breach or default the result of which would have a material affect on the business, properties, operations and conditions (financial or otherwise) or results of operation of Shanghai Weilan or Linktone Consulting. Neither Shanghai Weilan nor Linktone Consulting are subject to any material contingent or actual liabilities.

                           (xliii) Neither Shanghai Weilan nor Linktone
                  Consulting has taken any action nor have any steps been taken or legal or administrative proceedings been commenced or threatened for the winding up, dissolution or liquidation of Shanghai Weilan or (as the case may be) Linktone Consulting, or for the suspension, withdrawal, revocation or cancellation of Shanghai Weilan's or Linktone Consulting's business licenses.

                           (xliv) Each of Shanghai Weilan and Linktone
                  Consulting possesses such certificates, authorities or permits issued by the appropriate national, provincial, municipal local regulatory agencies or bodies necessary to conduct the business now operated by it and contemplated to be operated by it as described in the Prospectus, and neither Shanghai Weilan nor Linktone Consulting has received any oral or written notice of proceedings relating to the suspension, revocation or modification of any such certificate, authority or permit. After due inquiry and to the best of such counsel's knowledge, neither Shanghai Weilan nor Linktone Consulting is subject to any claims, suits, demands, actions threatened or initiated by or before any PRC governmental or public body, authority or regulatory body.

                           (xlv) All Approvals, required for effecting the Loan
                  Arrangements and the Contractual Arrangements and all transactions contemplated thereunder, if any, have been issued, obtained and made and all such Approvals are in full force and effect, and none has been amended or revoked or is liable to be set aside under any existing PRC Laws.

                           (xlvi) All registrations, filings and recordings have
                  been fulfilled in order for each pledgee under each Equity Pledge Agreement to enjoy the first preemptive rights against all other secured or unsecured creditors of each pledgor under each Equity Pledge.

                           (xlvii) No Approvals are currently required in the
                  PRC for the shares to be effectively pledged pursuant to the Equity Pledge Agreement or for the proposed manner of repayment of the principal and interest in the Loan Agreements.

                           (xlviii) None of the Loan Arrangements or Contractual
                  Arrangements taken both individually and together as a whole has:

                           (a) resulted or results in a breach of any of the terms or provisions of, in the case of Shanghai Weilan and Linktone Consulting, their respective articles of association at the time at which any of the Loan Arrangements or Contractual Arrangements was effected;

                           (b) resulted or results in a breach of, or constituted or constitutes a default under or resulted or results in the creation or imposition of any lien, charge, encumbrance or claim pursuant to any instrument to which Shanghai Weilan or Linktone Consulting was or is a party or by which Shanghai Weilan or Linktone Consulting or any of their respective properties or assets was or is bound;

                           (c) resulted or results in a breach of any laws or applicable regulations or public policy to which Shanghai Weilan or Linktone Consulting was or is subject or by which Shanghai Weilan or Linktone Consulting or any of their respective properties or assets was or is bound.

                           (xlix) Each of the Loan Arrangements or Contractual
                  Arrangements by itself or all the Loan Arrangements or Contractual Arrangements taken as a whole has been duly authorized and does not and will not:

                           (a) result in a violation or breach of any provision of, the respective articles of association or the respective business license of Shanghai Weilan or Linktone Consulting, or

                           (b) result in a material breach of, or constitute a material default under, or result in the creation or imposition of any lien, charge, encumbrance or claim pursuant to, any instrument or agreement to which Shanghai Weilan and Linktone Consulting is a party or by which Shanghai Weilan and Linktone Consulting or any of its properties is bound; or

                           (c) result in a material breach of any Laws or public policy to which Shanghai Weilan and Linktone Consulting is subject to or by which Shanghai Weilan and Linktone Consulting or any of its properties is bound.

                           (xlx) Save for those disclosed in the Prospectus, no
                  further action from shareholders or directors of Shanghai Weilan and Linktone Consulting is required to approve and implement in full the Loan Arrangements and the Contractual Arrangements contemplated thereunder.

                           (l) No third party Approvals are required for the
                  implementation of the Contractual Arrangements, Loan Arrangements or for the operation of Shanghai Weilan and Linktone Consulting following the Contractual Arrangements or Loan Arrangements other than those already obtained.

                           (li) Each of Shanghai Weilan and Linktone Consulting
                  is not in breach of the terms and conditions of any Approvals and none thereof is subject to suspension, revocation or withdrawal and to the best of such counsel's knowledge, having made all due and reasonable enquiries, there are no circumstances, existing which might lead to suspension, revocation or withdrawal of any such Approvals or any conditions attached thereto being adversely altered.

                           (lii) Neither Shanghai Weilan nor Linktone Consulting
                  is entitled to any immunity from any legal proceedings or other legal process or from enforcement execution or attachment in respect of their obligation in the transaction contemplated under the Arrangements.

                           (liii) Each of Shanghai Weilan and Linktone
                  Consulting possesses valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them, and none of either Shanghai Weilan or Linktone Consulting has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any Material Adverse Effect.

                           (liv) Such counsel does not know of any Chinese legal
                  or governmental proceedings pending or threatened to which the Company, Shanghai Weilan or Linktone Consulting is a party or to which any of the properties of the Company, Shanghai Weilan or Linktone Consulting is subject that are required to be described in the Registration Statements or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                           (lv) There are no outstanding guarantees or
                  contingent payment obligations of Shanghai Weilan or Linktone Consulting in respect of indebtedness of third parties except as disclosed in the Prospectus.

                           (lvi) The execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, this Agreement and the Deposit Agreement will not contravene any provision of applicable law or the certificate of incorporation, by-laws or other governing documents of either Shanghai Weilan or Linktone Consulting or any agreement or other instrument binding upon Shanghai Weilan or Linktone Consulting that is material to the Company and its Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court of the PRC having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of or qualification with, any such governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Deposit Agreement.

                           (lvii) The choice of law provisions in this Agreement
                  and the Deposit Agreement will be recognized by PRC courts; each of the Company, Shanghai Weilan and Linktone Consulting can be sued in its own name under the laws of the PRC.

                           (lviii) The Underwriters would be permitted to
                  commence proceedings in PRC courts of competent jurisdiction based on this Agreement for the claim related to either Shanghai Weilan or Linktone Consulting and such courts would accept jurisdiction over any such action or proceeding.

                  (g) The Representative shall have received from Simpson Thacher & Bartlett LLP, United States counsel for the Underwriters, an opinion, dated such Closing Date, covering such matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Simpson Thacher & Bartlett LLP may rely as to the incorporation of the Company and all other matters governed by Cayman Islands law upon the opinion of Maples and Calder Asia, referred to above and all other matters governed by PRC law upon the opinion of Haiwen & Partners referred to below.

                  (h) The Representative shall have received an opinion, dated such Closing Date, of Haiwen & Partners, special PRC counsel for the Underwriters, covering such matters as the Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

                  (i) The Representative shall have received an opinion, dated such Closing Date, of Emmet, Marvin & Martin, LLP, United States counsel for the Depositary, to the effect that:

                           (i) The Deposit Agreement has been duly authorized,
                  executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms.

                           (ii) Upon execution and delivery by the Depositary of
                  ADRs evidencing the Offered Securities against deposit of the Ordinary Shares in accordance with the provisions of the Deposit Agreement, the Offered Securities will be validly issued and will entitle the holders of the Offered Securities to the rights specified in those ADRs and in the Deposit Agreement.

                           (iii) The legal entity for the issuance of ADRs filed
                  a registration statement for the Offered Securities under the Act and the staff of the Commission has informed such counsel that the ADS Registration Statement has been declared effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the ADS Registration Statement, and each amendment as of their respective effective dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                  (j) The Representative shall have received one or more opinions, as contemplated in the Power of Attorney dated such Closing Date, of counsel for each Selling Shareholder to the effect that:

                           (i) The Selling Shareholder had valid and
                  unencumbered title to the Ordinary Shares delivered by the Selling Shareholder to the Depositary in accordance with the Deposit Agreement, had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by the Selling Shareholder on such Closing Date hereunder and the Offered Securities received by the Depositary were unencumbered; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them on such Closing Date hereunder;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Shareholder for the consummation of the transactions contemplated by the Custody Agreement and this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and the Exchange Act and such as may be required under state or foreign securities or blue sky laws;

                           (iii) The execution, delivery and performance of the
                  Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Shareholder or any of his/her/its properties or any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the properties of the Selling Shareholder is subject, or the charter or by-laws of any Selling Shareholder which is a corporation;

                           (iv) The Power of Attorney and related Custody
                  Agreement with respect to the Selling Shareholder has been duly authorized, executed and delivered by the Selling Shareholder and constitute valid and legally binding obligations of the Selling Shareholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                           (v) This Agreement has been duly authorized, executed
                  and delivered under New York law by an Attorney-in-Fact on behalf of the Selling Shareholder.

                  (k) The Representative shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers in such capacity, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate.

                  (l) The Representatives shall have each received a letter, dated such Closing Date, of PricewaterhouseCoopers which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (m) On or prior to the date of this Agreement, the Representative shall have received lockup letters from each of the executive officers, directors and all shareholders of the Company.

                  (n) The Company and the Depositary shall have executed and delivered the Deposit Agreement, in form and substance satisfactory to the Underwriters, and the Deposit Agreement shall be in full force and effect.

                  (o) The Depositary shall have delivered to the Company (i) a letter confirming the furnishing of certain information about the Depositary for inclusion in the Registration Statements, and (ii) at such Closing Date, certificates satisfactory to the Underwriters evidencing the deposit with the Depositary of the Ordinary Shares being so deposited against issuance of ADRs evidencing the Offered Securities to be delivered by the Company at such Closing Date, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such Offered Securities pursuant to the Deposit Agreement.

                  (p) The Offered Securities shall have been approved for listing on the Nasdaq, subject only to official notice of issuance.

                  (q) At or prior to the First Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (r) On the Closing Date, the Representative shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of the Closing Date, to the effect that (i) the representations and warranties in Section 3 hereof are true and correct with the same force and effect as though expressly made at and as of such Closing Date, and (ii) each Selling Shareholder has complied with all agreements and satisfied all conditions contained herein on its part to be performed or satisfied at or prior to the Closing Date.

                  (s) The Custodian will deliver to the Representatives a letter stating that they will deliver to each Selling Shareholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

                  (t) The Representative shall have received such other documents and certificates as they or their counsel have reasonably requested, after consultation with the Company, the Selling Shareholders and Company's counsel.

The Company and Selling Shareholders will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests. The Representatives may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         8. Indemnification and Contribution. (a) The Company and each Selling Shareholder that is an officer or director of the Company will severally and not jointly indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the ADS Registration Statement, the 8-A Registrations Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and such Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter; provided further that the liability of each indemnifying Selling Shareholder pursuant to this subsection shall not exceed the product of the number of shares of Offered Securities sold by such indemnifying Selling Shareholder and the price per share of Offered Securities set forth in Section 4 hereof; and provided, further, that a Selling Shareholder will only be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder.

         The Company and such Selling Shareholders agree to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act (the "DESIGNATED ENTITIES"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed ADSs that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

         (b) The Selling Shareholders, severally and not jointly, will indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the ADS Registration Statement, the 8-A Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(c) below, provided further that the liability of each indemnifying Selling Shareholder pursuant to this subsection shall not exceed the product of the number of shares of Offered Securities sold by such indemnifying Selling Shareholder and the price per share of Offered Securities set forth in Section 4 hereof.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the ADS Registration Statement, the 8-A Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of
(i) the following information in the Prospectus furnished on behalf of each
Underwriter: the concession and reallowance figures appearing in the [ ] paragraph under the caption "Underwriting" and (ii) the following information in the Prospectus furnished on behalf of [insert name of Underwriter]: [ ]

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in
Section 8(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act of Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and
(ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Shareholders' obligations in this subsection (e) to contribute are several in proportion to the respective number of Offered Securities being offered by each of them and not joint.

         (f) The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act (provided, that the liability of each Selling Shareholder shall not exceed the product of the number of shares of Offered Securities sold by such Selling Shareholder and the price per share of Offered Securities set forth in Section 4 hereof); and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 10 (provided that if such default occurs with respect to Optional ADSs after the First Closing Date, this Agreement will not terminate as to the Firm ADSs or any Optional ADSs purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, the Selling Shareholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Shareholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 6 and the respective obligations of the Company, the Selling Shareholders and the Underwriters pursuant to Section 8 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Sections 2 and 3 and all obligations under Section 6 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (viii) of Section 7(c), the Company and the Selling Shareholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives at Eleven Madison Avenue, New York, N.Y. 10010-3629,
Attention: Transactions Advisory Group and 45/F, Two Exchange Square, 8 Connaught Place, Central, Hong Kong, Attention: Transaction Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed
to it at                 , Attention:            , or, if sent to the Selling
Shareholders, will be mailed, delivered or telegraphed and confirmed to
at                   ; provided, however, that any notice to an Underwriter
pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

         13. Waiver of Immunities. To the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to the Company, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Cayman Islands, New York or U.S. federal court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any such court in which proceedings may at any time be commenced, with respect to the obligations and liabilities of the Company, or any other matter under or arising out of or in connection with, this Agreement or the Deposit Agreement or any of them, the Company hereby irrevocably and unconditionally waives or will waive such right to the extent permitted by law, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

         14. Representation of Underwriters. The Representative will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters. The Attorneys-in-Fact will act for the Selling Shareholders in connection with such transactions, and any action under or in respect of this Agreement taken by either of them will be binding upon all the Selling Shareholders.

         15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         17. Authorized Agent. The Company and each Selling Shareholder hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each Selling Shareholder irrevocably appoints CT Corporation System, 111 Eighth Avenue, New York, NY 10011 ("AUTHORIZED AGENT"), as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or the Selling Shareholder by the person serving the same to the address provided in Section 11, shall be deemed in every respect effective service of process upon the Company or the Selling Shareholder in any such suit or proceeding. The Company and each Selling Shareholder further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

         18. Judgment Currency. The obligation of the Company or any Selling Shareholder in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company and such Selling Shareholder agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to promptly pay to the Company and such Selling Shareholder an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

         If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                     LINKTONE LTD.

                                     By:___________________________
                                          Name:
                                          Title:


                                     ATTORNEY-IN-FACT FOR SELLING SHAREHOLDERS


                                     By:___________________________
                                          Name:
                                          As Attorney-in-Fact acting on behalf
                                          of each of the Selling Shareholders
                                          named in Schedule A to this Agreement.


         The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

         CREDIT SUISSE FIRST BOSTON LLC

           By__________________________
                [Insert title]

             Acting on behalf of itself and as the
               Representative of the several
               U.S. Underwriters.



           CREDIT SUISSE FIRST BOSTON (HONG KONG) LIMITED

           By__________________________
                [Insert title]

             Acting on behalf of itself and as the
             Representative of the several
             International Underwriters.

                                   SCHEDULE A



                                              NUMBER OF FIRM ADSs        NUMBER OF OPTIONAL
SELLING SHAREHOLDER                                TO BE SOLD              ADSs TO BE SOLD
-------------------                           -------------------        ------------------





                                                                             -----------
     Total.............................................
                                                                             ===========

                                   SCHEDULE B

                                                                                NUMBER OF
                                U.S. UNDERWRITER                                FIRM ADSs
                                ----------------                                ---------
Credit Suisse First Boston LLC...........................................       $





                                                                                ---------
                             Total.........................................    [$]
                                                                                =========


                                   SCHEDULE C


                                                                                NUMBER OF
                            INTERNATIONAL UNDERWRITER                           FIRM ADSs
                            -------------------------                           ---------
Credit Suisse First Boston (Hong Kong) Limited...........................       $






                                                                                ---------
                             Total.........................................    [$]
                                                                                =========

                                           Side letter for charter flights (50%)

                             RENTAL LEASE AGREEMENT:


Date:

To:

From:

Re:

I, CORPORATE OFFICER OF ISSUER, hereby authorize ISSUER to provide payment to CHARTER COMPANY for 50% of all charges relating to the charter flight(s) arranged by Credit Suisse First Boston on behalf of the Company for the transportation during the marketing period of the transaction. I understand that Credit Suisse First Boston will be used as a credit reference source, but we are responsible for direct payment of our portion of such services. I also understand that payment is due within 20 days of the date of invoice and may be made by wire transfer or company check.

Further, to the extent that I or anyone on the management team charters a plane independently from the Roadshow logistics to travel home during the Roadshow, the Representatives will provide the value of a commercial flight equivalent for the described use toward the cost. Commercial flight equivalents will be determined by Rosenbluth Travel Agency.

Accepted and agreed this _____ day of ________, 200 .




-------------------------------------
Signature of Corporate Officer


-------------------------------------
Print Name


-------------------------------------
Title



Company Address:  _________________________


                  _________________________


Phone/Fax Number: _________________________